Loss per share	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Loss per share

NOTE 32: LOSS PER SHARE

The loss per share is calculated by dividing loss for the year by the weighted average number of ordinary shares outstanding during the period. As the Group is incurring net losses, outstanding warrants have an anti-dilutive effect. As such, there is no difference between the basic and the diluted earnings per share. In case the warrants would be included in the calculation of the loss per share, this would decrease the loss per share.

(€’000)	As at 31 December,
	2018	2017	2016
Loss of the year attributable to Equity Holders	(37,427)	(56,395)	(23,606)
Weighted average number of shares outstanding	11,142,244	9,627,601	9,313,603

Earnings per share (non-fully diluted) in €	(3.36)	(5.86)	(2.53)

Outstanding warrants	731,229	674,962	571,444